EXHIBIT 32

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of China Digital Media Corporation (the "Company") for the three months ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Ng, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.

/s/ Ng Chi Shing
Ng Chi Shing
Director, President, Chief Executive Officer

/s/ Ng Chi Shing
Ng Chi Shing
Chief Financial Officer

August 14, 2007

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.